EXHIBIT 99.1

ENTRAVISION COMMUNICATIONS CORPORATION REPORTS
FOURTH QUARTER AND YEAR END 2009 RESULTS

SANTA MONICA, CALIFORNIA, March 4, 2010 – Entravision Communications Corporation (NYSE: EVC) today reported financial results for the three- and twelve-month periods ended December 31, 2009.

Historical results, which are attached, are in thousands of U.S. dollars (except share and per share data).  The results of our outdoor operations are presented in discontinued operations within the statements of operations in accordance with FASB Accounting Standards Codification (ASC) 360, “Impairment or Disposal of Long-Lived Assets”.  This press release contains certain non-GAAP financial measures as defined by SEC Regulation G.  The GAAP financial measure most directly comparable to each of these non-GAAP financial measures, and a table reconciling each of these non-GAAP financial measures to its most directly comparable GAAP financial measure, is included beginning on page 7.  Unaudited financial highlights are as follows:

	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
	2009	2008	% Change	2009	2008	% Change
Net revenue	$48,066	$52,762	(9)%	$189,231	$232,335	(19)%
Operating expenses (1)	30,149	35,226	(14)%	122,180	144,510	(15)%
Corporate expenses (2)	4,316	4,414	(2)%	14,918	17,117	(13)%

Consolidated adjusted EBITDA (3)	15,005	13,948	8%	55,312	74,104	(25)%

Free cash flow (4)	$4,780	$3,532	35%	$13,956	$26,572	(47)%
Free cash flow per share, basic and diluted (4)	$0.06	$0.04	50%	$0.17	$0.29	(41)%

Loss from continuing operations	$(52,023)	$(134,126)	(61)%	$(67,671)	$(484,007)	(86)%
Net loss applicable to common stockholders	$(52,023)	$(136,483)	(62)%	$(67,671)	$(487,937)	(86)%

Net loss per share from continuing operations
applicable to common stockholders, basic and diluted	$(0.62)	$(1.56)	(60)%	$(0.81)	$(5.34)	(85)%
Net loss per share applicable
to common stockholders, basic and diluted	$(0.62)	$(1.58)	(61)%	$(0.81)	$(5.39)	(85)%

Weighted average common shares outstanding, basic	83,745,069	86,185,661		83,972,709	90,560,685
Weighted average common shares outstanding, diluted	83,745,069	86,185,661		83,972,709	90,560,685

(1)
Operating expenses include direct operating, selling, general and administrative expenses. Included in operating expenses are $0.9 million and $0.4 million of non-cash stock-based compensation for the three-month periods ended December 31, 2009 and 2008, respectively and $2.0 million and $1.4 million of non-cash stock-based compensation for the twelve-month periods ended December 31, 2009 and 2008, respectively. Operating expenses do not include corporate expenses, depreciation and amortization, impairment charge, gain (loss) on sale of assets and gain (loss) on debt extinguishment.

(2)
Corporate expenses include $0.9 million and $0.5 million of non-cash stock-based compensation for the three-month periods ended December 31, 2009 and 2008, respectively and $2.0 million and $1.9 million of non-cash stock-based compensation for the twelve-month periods ended December 31, 2009 and 2008, respectively.

(3)
Consolidated adjusted EBITDA means net income (loss) plus gain (loss) on sale of assets, depreciation and amortization, non-cash impairment charge, non-cash stock-based compensation included in operating and corporate expenses, net interest expense, gain (loss) on debt extinguishment, loss from discontinued operations, income tax (expense) benefit, equity in net income (loss) of nonconsolidated affiliate and syndication programming amortization less syndication programming payments. We use the term consolidated adjusted EBITDA because that measure is defined in our syndicated bank credit facility and does not include gain (loss) on sale of assets, depreciation and amortization, non-cash impairment charge, non-cash stock-based compensation, net interest expense, gain (loss) on debt extinguishment, loss from discontinued operations, income tax (expense) benefit, equity in net income (loss) of nonconsolidated affiliate and syndication programming amortization and does include syndication programming payments. While many in the financial community and we consider consolidated adjusted EBITDA to be important, it should be considered in addition to, but not as a substitute for or superior to, other measures of liquidity and financial performance prepared in accordance with accounting principles generally accepted in the United States of America, such as cash flows from operating activities, operating income and net income.  As consolidated adjusted EBITDA excludes non-cash gain (loss) on sale of assets, non-cash depreciation and amortization, non-cash impairment charge, non-cash stock-based compensation expense, net interest expense, gain (loss) on debt extinguishment, loss from discontinued operations, income tax (expense) benefit, equity in net income (loss) of nonconsolidated affiliate and syndication programming amortization and includes syndication programming payments, consolidated adjusted EBITDA has certain limitations because it excludes and includes several important non-cash financial line items. Therefore, we consider both non-GAAP and GAAP measures when evaluating our business.  Consolidated adjusted EBITDA is also used to make executive compensation decisions.

(4)
Free cash flow is defined as consolidated adjusted EBITDA less cash paid for income taxes, net interest expense and capital expenditures. Net interest expense is defined as interest expense, less non-cash interest expense relating to amortization of debt finance costs, less interest income less the change in the fair value of our interest rate swaps. Free cash flow per share is defined as free cash flow divided by the basic or diluted weighted average common shares outstanding.

Entravision Communications

    Commenting on the Company's earnings results, Walter F. Ulloa, Chairman and Chief Executive Officer, said, “During 2009, we were confronted with a significant advertising downturn, both in television and radio, primarily as a result of the global financial crisis and recession. Nevertheless, our audience shares remained strong in the nation’s most densely populated Hispanic markets. Although EBITDA declined for the full year 2009 compared to 2008, our focus on managing costs and maximizing cash flows were factors in increasing our EBITDA for the fourth quarter of 2009. Additionally, we anticipate that retransmission consent revenue will continue to be a growing source of revenue, along with advertising revenue from World Cup and political activity during 2010."

Impairment of Radio Segment Intangibles

    The Company recorded an impairment charge of $48 million related to radio FCC broadcasting licenses. The write-down was pursuant to ASC 350, which requires that goodwill and certain intangible assets be tested for impairment at least annually, or more frequently if events or changes in circumstances indicate the assets might be impaired.

Financial Results

    Cautionary Note Regarding Preliminary Quarterly Results

    In connection with the preparation of our financial statements for the three- and twelve-month periods ended December 31, 2009, we are currently in the process of finalizing the provision for income taxes, which we intend to complete in time to permit a timely filing of our annual report for the period ended December 31, 2009.

Three Months Ended December 31, 2009 Compared to Three Months Ended December 31, 2008
(Unaudited)

	Three Months Ended
	December 31,
	2009	2008	% Change
Net revenue	$48,066	$52,762	(9)%
Operating expenses (1)	30,149	35,226	(14)%
Corporate expenses (1)	4,316	4,414	(2)%
Depreciation and amortization	5,140	6,227	(17)%
Impairment charge	47,928	170,436	(72)%

Operating loss	(39,467)	(163,541)	(76)%
Interest expense, net	(6,115)	(14,943)	(59)%
Gain on debt extinguishment	-	9,813	NM

Loss before income taxes	(45,582)	(168,671)	(73)%

Income tax (expense) benefit	(6,371)	34,538	NM
Net loss before equity in net income (loss) of
nonconsolidated affiliates and discontinued operations	(51,953)	(134,133)	(61)%
Equity in net income (loss) of nonconsolidated affiliates	(70)	7	NM

Net loss before discontinued operations	(52,023)	(134,126)	(61)%
Loss from discontinued operations, net of tax	-	(2,357)	NM

Net loss	$(52,023)	$(136,483)	(62)%

    (1)  Operating expenses and corporate expenses are defined on page 1.

Entravision Communications

    Net revenue decreased to $48.1 million for the three-month period ended December 31, 2009 from $52.8 million for the three-month period ended December 31, 2008, a decrease of $4.7 million. Of the overall decrease, $3.7 million came from our radio segment and was primarily attributable to a decrease in local and national advertising rates, which in turn was primarily due to the weak economy. Additionally, $1.0 million of the overall decrease came from our television segment and was primarily attributable to a decrease in local and national advertising rates, which in turn was primarily due to the weak economy, partially offset by an increase in retransmission consent revenue in the amount of $2.2 million.

    Operating expenses decreased to $30.1 million for the three-month period ended December 31, 2009 from $35.2 million for the three-month period ended December 31, 2008, a decrease of $5.1 million. The decrease was primarily attributable to decreases in expenses associated with the decrease in net revenue and salary expense due to reductions of personnel and salary reductions.

    Corporate expenses decreased to $4.3 million for the three-month period ended December 31, 2009 from $4.4 million for the three-month period ended December 31, 2008, a decrease of $0.1 million. The decrease was primarily attributable to the decrease in professional fees and salary expense due to salary reductions, partially offset by an increase in non-cash stock based compensation of $0.4 million.

Twelve Months Ended December 31, 2009 Compared to Twelve Months Ended December 31, 2008
(Unaudited)

	Twelve Months Ended
	December 31,
	2009	2008	% Change
Net revenue	$189,231	$232,335	(19)%
Operating expenses (1)	122,180	144,510	(15)%
Corporate expenses (1)	14,918	17,117	(13)%
Depreciation and amortization	21,033	23,412	(10)%
Impairment charge	50,648	610,456	(92)%

Operating loss	(19,548)	(563,160)	(97)%
Interest expense, net	(27,489)	(41,199)	(33)%
Gain (loss) on debt extinguishment	(4,716)	9,813	NM

Loss before income taxes	(51,753)	(594,546)	(91)%

Income tax (expense) benefit	(15,682)	110,705	NM
Net loss before equity in net loss of
nonconsolidated affiliates and discontinued operations	(67,435)	(483,841)	(86)%
Equity in net loss of nonconsolidated affiliates	(236)	(166)	42%

Net loss before discontinued operations	(67,671)	(484,007)	(86)%
Loss from discontinued operations, net of tax	-	(3,930)	NM

Net loss	$(67,671)	$(487,937)	(86)%

(1)  Operating expenses and corporate expenses are defined on page 1.

    Net revenue decreased to $189.2 million for the twelve-month period ended December 31, 2009 from $232.3 million for the twelve-month period ended December 31, 2008, a decrease of $43.1 million. Of the overall decrease, $21.6 million came from our radio segment and was primarily attributable to a decrease in local and national advertising sales and advertising rates, which in turn was primarily due to the weak economy. Additionally, $21.5 million of the overall decrease came from our television segment and was primarily attributable to a decrease in local and national advertising rates, which in turn was primarily due to the weak economy, partially offset by an increase in retransmission consent revenue in the amount of $9.5 million.

Entravision Communications

    Operating expenses decreased to $122.2 million for the twelve-month period ended December 31, 2009 from $144.5 million for the twelve-month period ended December 31, 2008, a decrease of $22.3 million. The decrease was primarily attributable to decreases in expenses associated with the decrease in net revenue and salary expense due to reductions of personnel and salary reductions.

    Corporate expenses decreased to $14.9 million for the twelve-month period ended December 31, 2009 from $17.1 million for the twelve-month period ended December 31, 2008, a decrease of $2.2 million. The decrease was primarily attributable to a decrease in professional fees and salary expense due to salary reductions.

Segment Results

    The following represents selected unaudited segment information:

	Three Months Ended
	December 31,
	2009	2008	% Change
Net Revenue
Television	$32,400	$33,410	(3)%
Radio	15,666	19,352	(19)%
Total	$48,066	$52,762	(9)%

Operating Expenses (1)
Television	$17,640	$21,082	(16)%
Radio	12,509	14,144	(12)%
Total	$30,149	$35,226	(14)%

Corporate Expenses (1)	$4,316	$4,414	(2)%

Consolidated adjusted EBITDA (1)	$15,005	$13,948	8%

(1)      Operating expenses, Corporate expenses, and Consolidated adjusted EBITDA are defined on page 1.

    Entravision Communications Corporation will hold a conference call to discuss its 2009 fourth quarter results on March 4, 2010 at 5 p.m. Eastern Time.  To access the conference call, please dial 412-858-4600 ten minutes prior to the start time.  The call will be webcast live and archived for replay at www.entravision.com.

    Entravision Communications Corporation is a diversified Spanish-language media company utilizing a combination of television and radio operations to reach Hispanic consumers across the United States, as well as the border markets of Mexico.  Entravision owns and/or operates 53 primary television stations and is the largest affiliate group of both the top-ranked Univision television network and Univision’s TeleFutura network, with television stations in 20 of the nation’s top 50 Hispanic markets.  The Company also operates one of the nation’s largest groups of primarily Spanish-language radio stations, consisting of 48 owned and operated radio stations.  Entravision shares of Class A Common Stock are traded on The New York Stock Exchange under the symbol: EVC.

    This press release contains certain forward-looking statements.  These forward-looking statements, which are included in accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, may involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results and performance in future periods to be materially different from any future results or performance suggested by the forward-looking statements in this press release.  Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that actual results will not differ materially from these expectations, and the Company disclaims any duty to update any forward-looking statements made by the Company. From time to time, these risks, uncertainties and other factors are discussed in the Company’s filings with the Securities and Exchange Commission.

# # #
(Financial Table Follows)

For more information, please contact:

Christopher T. Young                                                                                Mike Smargiassi/Christian Nery
Chief Financial Officer                                                                               Brainerd Communicators, Inc.
Entravision Communications Corporation                                             212-986-6667
310-447-3870

r
Entravision Communications

Entravision Communications Corporation
Consolidated Statements of Operations
(In thousands, except share and per share data)
(Unaudited)

	Three-Month Period		Twelve-Month Period
	Ended December 31,		Ended December 31,
	2009	2008	2009	2008

Net revenue	$48,066	$52,762	$189,231	$232,335

Expenses:
Direct operating expenses	20,212	24,543	83,902	100,801
Selling, general and administrative expenses	9,937	10,683	38,278	43,709
Corporate expenses	4,316	4,414	14,918	17,117
Depreciation and amortization	5,140	6,227	21,033	23,412
Impairment charge	47,928	170,436	50,648	610,456
	87,533	216,303	208,779	795,495
Operating loss	(39,467)	(163,541)	(19,548)	(563,160)
Interest expense	(6,186)	(15,498)	(27,948)	(43,093)
Interest income	71	555	459	1,894
Gain (loss) on debt extinguishment	-	9,813	(4,716)	9,813
Loss before income taxes	(45,582)	(168,671)	(51,753)	(594,546)
Income tax (expense) benefit	(6,371)	34,538	(15,682)	110,705
Loss before equity in net income (loss) of
nonconsolidated affiliate and discontinued operations	(51,953)	(134,133)	(67,435)	(483,841)
Equity in net income (loss) of nonconsolidated affiliate	(70)	7	(236)	(166)
Loss from continuing operations	(52,023)	(134,126)	(67,671)	(484,007)
Loss from discontinued operations, net of tax	-	(2,357)	-	(3,930)
Net loss applicable to common stockholders	$(52,023)	$(136,483)	$(67,671)	$(487,937)

Basic and diluted earnings per share:
Loss per share from continuing operations applicable to
common stockholders, basic and diluted	$(0.62)	$(1.56)	$(0.81)	$(5.34)
Loss per share from discontinued operations, basic and diluted	$-	$(0.03)	$-	$(0.04)
Net loss per share applicable to common stockholders,
basic and diluted	$(0.62)	$(1.58)	$(0.81)	$(5.39)

Weighted average common shares outstanding, basic	83,745,069	86,185,661	83,972,709	90,560,685
Weighted average common shares outstanding, diluted	83,745,069	86,185,661	83,972,709	90,560,685

Ent
Entravision Communications

Entravision Communications Corporation
Consolidated Statements of Cash Flows
(Unaudited; in thousands)

	Three-Month Period		Twelve-Month Period
	Ended December 31,		Ended December 31,
	2009	2008	2009	2008

Cash flows from operating activities:
Net loss	$(52,023)	$(136,483)	$(67,671)	$(487,937)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	5,140	6,227	21,033	23,412
Impairment charge	47,928	170,436	50,648	610,456
Deferred income taxes	6,714	(34,653)	15,248	(112,190)
Amortization of debt issue costs	104	157	402	459
Amortization of syndication contracts	292	628	1,981	2,883
Payments on syndication contracts	(717)	(705)	(2,836)	(2,840)
Equity in net (income) loss of nonconsolidated affiliate	70	(7)	236	166
Non-cash stock-based compensation	1,829	903	4,034	3,353
Gain on sale of media properties and other assets	(6)	-	(108)	-
(Gain) loss on debt extinguishment	-	(9,813)	945	(9,813)
Change in fair value of interest rate swap agreements	(3,129)	8,001	(6,979)	11,648
Changes in assets and liabilities, net of effect of acquisitions and dispositions:
Decrease in accounts receivable	3,670	7,508	570	11,156
(Increase) decrease in prepaid expenses and other assets	137	903	(484)	803
Increase (decrease) in accounts payable, accrued expenses and other liabilities	(1,417)	(2,860)	1,770	(6,065)
Effect of discontinued operations	-	957	-	(1,273)
Net cash provided by operating activities	8,592	11,199	18,789	44,218
Cash flows from investing activities:
Proceeds from sale of property and equipment and intangibles	8	-	122	101,498
Purchases of property and equipment and intangibles	(1,758)	(3,458)	(10,965)	(16,873)
Purchase of a business	-	-	-	(22,885)
Deposits on acquisitions	-	-	-	(200)
Effect of discontinued operations	-	-	-	(194)
Net cash provided by (used in) investing activities	(1,750)	(3,458)	(10,843)	61,346
Cash flows from financing activities:
Proceeds from issuance of common stock	-	-	255	785
Payments on long-term debt	-	(56,666)	(42,572)	(67,702)
Repurchase of Class U common stock	-	-	-	(10,380)
Repurchase of Class A common stock	-	(4,299)	(1,075)	(50,837)
Excess tax benefits from exercise of stock options	-	(56)	-	(81)
Payments of deferred debt and offering costs	-	-	(1,182)	-
Net cash used in financing activities	-	(61,021)	(44,574)	(128,215)
Net increase (decrease) in cash and cash equivalents	6,842	(53,280)	(36,628)	(22,651)
Cash and cash equivalents:
Beginning	20,824	117,574	64,294	86,945
Ending	$27,666	$64,294	$27,666	$64,294

Ent
Entravision Communications

Entravision Communications Corporation
Reconciliation of Consolidated Adjusted EBITDA to Cash Flows From Operating Activities
 (Unaudited; in thousands)

    The most directly comparable GAAP financial measure is operating cash flow. A reconciliation of this non-GAAP measure to cash flows from operating activities for each of the periods presented is as follows:

	Three-Month Period		Twelve-Month Period
	Ended December 31,		Ended December 31,
	2009	2008	2009	2008
Consolidated adjusted EBITDA (1)	$15,005	$13,948	$55,312	$74,104

Interest expense	(6,186)	(15,498)	(27,948)	(43,093)
Interest income	71	555	459	1,894
Gain (loss) on debt extinguishment	-	9,813	(4,716)	9,813
Income tax (expense) benefit	(6,371)	34,538	(15,682)	110,705
Amortization of syndication contracts	(292)	(628)	(1,981)	(2,883)
Payments on syndication contracts	717	705	2,836	2,840
Non-cash stock-based compensation included in direct operating
expenses	(365)	(171)	(854)	(633)
Non-cash stock-based compensation included in selling, general
and administrative expenses	(524)	(215)	(1,142)	(794)
Non-cash stock-based compensation included in corporate expenses	(940)	(517)	(2,038)	(1,926)
Depreciation and amortization	(5,140)	(6,227)	(21,033)	(23,412)
Impairment charge	(47,928)	(170,436)	(50,648)	(610,456)
Equity in net income (loss) of nonconsolidated affiliates	(70)	7	(236)	(166)
Loss from discontinued operations	-	(2,357)	-	(3,930)
Net loss	(52,023)	(136,483)	(67,671)	(487,937)

Depreciation and amortization	5,140	6,227	21,033	23,412
Impairment charge	47,928	170,436	50,648	610,456
Deferred income taxes	6,714	(34,653)	15,248	(112,190)
Amortization of debt issue costs	104	157	402	459
Amortization of syndication contracts	292	628	1,981	2,883
Payments on syndication contracts	(717)	(705)	(2,836)	(2,840)
Equity in net (income) loss of nonconsolidated affiliate	70	(7)	236	166
Non-cash stock-based compensation	1,829	903	4,034	3,353
Gain on sale of media properties and other assets	(6)	-	(108)	-
(Gain) loss on debt extinguishment	-	(9,813)	945	(9,813)
Change in fair value of interest rate swap agreements	(3,129)	8,001	(6,979)	11,648
Changes in assets and liabilities, net of effect of acquisitions and dispositions:
Decrease in accounts receivable	3,670	7,508	570	11,156
(Increase) decrease in prepaid expenses and other assets	137	903	(484)	803
Increase (decrease) in accounts payable, accrued expenses and other liabilities	(1,417)	(2,860)	1,770	(6,065)
Effect of discontinued operations	-	957	-	(1,273)
Cash flows from operating activities	$8,592	$11,199	$18,789	$44,218

(1) Consolidated adjusted EBITDA is defined on page 1.

Ent
Entravision Communications

Entravision Communications Corporation
Reconciliation of Free Cash Flow to Net Loss
(Unaudited; in thousands)

    The most directly comparable GAAP financial measure is net loss. A reconciliation of this non-GAAP measure to net loss for each of the periods presented is as follows:

	Three-Month Period		Twelve-Month Period
	Ended December 31,		Ended December 31,
	2009	2008	2009	2008
Consolidated adjusted EBITDA (1)	$15,005	$13,948	$55,312	$74,104
Net interest expense (1)	9,140	6,787	34,066	29,093
Cash paid for income taxes	(343)	171	434	1,566
Capital expenditures (2)	1,428	3,458	6,856	16,873
Free cash flow (1)	4,780	3,532	13,956	26,572

Capital expenditures (2)	1,428	3,458	6,856	16,873
Non-cash interest (expense) income relating to amortization of debt
finance costs and interest rate swap agreements	3,025	(8,156)	6,577	(12,106)
Non-cash income tax (expense) benefit	(6,714)	34,709	(15,248)	112,271
Gain (loss) on debt extinguishment	-	9,813	(4,716)	9,813
Amortization of syndication contracts	(292)	(628)	(1,981)	(2,883)
Payments on syndication contracts	717	705	2,836	2,840
Non-cash stock-based compensation included in direct operating expenses	(365)	(171)	(854)	(633)
Non-cash stock-based compensation included in selling, general and administrative expenses	(524)	(215)	(1,142)	(794)
Non-cash stock-based compensation included in corporate expenses	(940)	(517)	(2,038)	(1,926)
Depreciation and amortization	(5,140)	(6,227)	(21,033)	(23,412)
Impairment charge	(47,928)	(170,436)	(50,648)	(610,456)
Equity in net income (loss) of nonconsolidated affiliates	(70)	7	(236)	(166)
Loss from discontinued operations	-	(2,357)	-	(3,930)
Net loss	$(52,023)	$(136,483)	$(67,671)	$(487,937)
 (1)
(1) Consolidated adjusted EBITDA, net interest expense and free cash flow are defined on page 1.
(2) Capital expenditures is not part of the consolidated statement of operations.